FOR IMMEDIATE RELEASE
Tues., July 18, 1995



WELLS FARGO REPORTS SECOND QUARTER PER SHARE EARNINGS OF $4.51 VS. $3.57 A YEAR AGO

     Wells Fargo & Co. (NYSE:WFC) today reported second quarter 1995 per share earnings of $4.51, compared with $3.57 in the second quarter of 1994, an increase of 26 percent. Net income for the second quarter of 1995 was $232 million, compared with $206 million for the second quarter of 1994, an increase of 13 percent. The percentage increase in per share earnings was greater than the percentage increase in net income due to the company's continuing stock repurchase program.

     Second quarter 1995 results were higher than a year ago, primarily due to a zero loan loss provision compared with $60 million in the second quarter of 1994.

     Return on average assets (ROA) was 1.81 percent and return on average common equity (ROE) was 26.71 percent in the second quarter of 1995. In the year-ago period, ROA was 1.59 percent and ROE was 21.67 percent.

     "The company continues to build a foundation for future revenue growth and improvements in efficiency," said Chairman Paul Hazen.

     Net interest income on a taxable-equivalent basis was $659 million in the second quarter of 1995, relatively unchanged from $656 million a year ago. The company's net interest margin for the second quarter of 1995 was 5.66 percent, compared with 5.56 percent in the same quarter of 1994. The increase in the margin was partly attributable to the sale of real estate 1-4 family first mortgage loans from the mortgage loans held for sale category.


                                     -more-

2/WF Earnings



     Noninterest income in the second quarter of 1995 was $310 million, compared with $299 million in the same quarter of 1994.

     Noninterest expense in the second quarter of 1995 was $560 million, up 6 percent from $526 million in the same quarter of 1994. A major portion of the increase was due to higher contract services related to new product development and marketing initiatives.

     Net charge-offs in the second quarter of 1995 totaled $70 million, or .84 percent of average loans (annualized). The largest category of net charge-offs was credit card loans ($43 million), reflecting a 34% increase in the portfolio since the second quarter of 1994. For the second quarter of 1994, net charge-offs totaled $61 million, or .73 percent of average loans (annualized). The largest category of net charge-offs in that period was credit card loans ($28 million).

     At June 30, 1995, the allowance for loan losses equaled 5.74 percent of total loans (excluding mortgage loans held for sale), compared with 6.16 percent at March 31, 1995 and 6.20 percent at June 30, 1994.

     At June 30, 1995, total nonaccrual and restructured loans were $644 million, compared with $581 million at March 31, 1995 and $717 million at June 30, 1994. Foreclosed assets were $224 million at June 30, 1995, compared with $273 million at March 31, 1995 and $344 million at June 30, 1994.

     At June 30, 1995, the company's preliminary risk-based capital ratios were
12.50 percent for total risk-based capital and 8.60 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. At March 31, 1995, these risk-based capital ratios were
12.78 percent and 8.73 percent, respectively. The decrease in total and Tier 1 risk-based capital ratios between March 31, 1995 and June 30, 1995 resulted primarily from the repurchase of 1,222,228 shares of common stock during the quarter. At June 30, 1994, the company's total risk-based capital ratio was
14.56 percent and the Tier 1 risk-based capital ratio was 10.06 percent. The ratio of common equity to total assets at June 30, 1995 was 6.62 percent, compared with 6.40 percent at March 31, 1995 and 6.96 percent at June 30, 1994.

                                       ###

Wells Earnings

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA -- NEWS RELEASE

==================================================================================================================================
                                                                                           % Change
                                                                Quarter ended    June 30, 1995 from      Six months ended
                                               ------------------------------   -------------------   -------------------
                                                JUNE 30,   Mar. 31,   June 30,   Mar. 31,   June 30,   JUNE 30,   June 30,       %
(in millions)                                      1995       1995       1994       1995       1994       1995       1994   Change
- ----------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                                     $    232   $    233   $    206         --%        13%  $    465   $    408       14%
Per common share
  Net income                                   $   4.51   $   4.41   $   3.57          2         26   $   8.92   $   6.98       28
  Dividends declared                               1.15       1.15       1.00         --         15       2.30       2.00       15

Average common shares outstanding                  49.1       50.5       54.8         (3)       (10)      49.8       55.2      (10)

Profitability ratios (annualized)
  Net income to average total assets (ROA)         1.81%      1.80%      1.59%         1         14       1.80%      1.59%      13
  Net income applicable to common stock to
    average common stockholders' equity (ROE)     26.71      26.89      21.67         (1)        23      26.80      21.38       25

Efficiency ratio (1)                               57.8%      59.1%      55.2%        (2)         5       58.5%      55.3%       6

Average loans                                  $ 33,202   $ 36,334   $ 33,630         (9)        (1)  $ 34,759   $ 33,242        5
Average assets                                   51,491     52,390     52,013         (2)        (1)    51,938     51,619        1
Average core deposits                            36,226     36,699     40,232         (1)       (10)    36,462     40,309      (10)

Net interest margin                                5.66%      5.59%      5.56%         1          2       5.63%      5.56%       1

Average staff (full-time equivalent)             19,403     19,493     19,532         --         (1)    19,448     19,483       --

AT PERIOD END
Investment securities                          $ 10,135   $ 10,576   $ 13,328         (4)       (24)  $ 10,135   $ 13,328      (24)
Loans (2)                                        33,896     32,737     34,172          4         (1)    33,896     34,172       (1)
Allowance for loan losses                         1,947      2,017      2,120         (3)        (8)     1,947      2,120       (8)
Assets                                           50,931     52,324     52,287         (3)        (3)    50,931     52,287       (3)
Core deposits                                    37,026     36,975     40,249         --         (8)    37,026     40,249       (8)
Common stockholders' equity                       3,373      3,351      3,637          1         (7)     3,373      3,637       (7)
Stockholders' equity                              3,862      3,840      4,126          1         (6)     3,862      4,126       (6)

Capital ratios
  Common stockholders' equity to assets            6.62%      6.40%      6.96%         3         (5)      6.62%      6.96%      (5)
  Stockholders' equity to assets                   7.58       7.34       7.89          3         (4)      7.58       7.89       (4)
  Risk-based capital (3)
    Tier 1 capital                                 8.60       8.73      10.06         (1)       (15)      8.60      10.06      (15)
    Total capital                                 12.50      12.78      14.56         (2)       (14)     12.50      14.56      (14)
  Leverage (3)                                     6.70       6.61       7.20          1         (7)      6.70       7.20       (7)

Book value per common share                    $  69.59   $  67.59   $  67.04          3          4   $  69.59   $  67.04        4

COMMON STOCK PRICE
High                                           $185-7/8   $160-5/8   $159-1/2         16         17   $185-7/8   $159-1/2       17
Low                                                 157    143-3/8    136-5/8         10         15    143-3/8    127-5/8       12
Period end                                      180-1/4    156-3/8    150-3/8         15         20    180-1/4    150-3/8       20
==================================================================================================================================

(1)  The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.
(2)  Loans exclude mortgage loans held for sale of $1,336 million and $3,940 million at June 30, 1995 and March 31, 1995, respectively.
(3)  The June 30, 1995 ratios are preliminary.


     Wells Fargo & Company and Subsidiaries
     CONSOLIDATED STATEMENT OF INCOME

     =============================================================================================================================
                                                                           Quarter                          Six months
                                                                     ended June 30,                      ended June 30,
                                                                ------------------           %      ------------------           %
     (in millions)                                                1995        1994      Change        1995        1994      Change
     -----------------------------------------------------------------------------------------------------------------------------
     INTEREST INCOME
     Federal funds sold and securities purchased
 (1)   under resale agreements                                  $    1       $   1          --%     $    2      $    5         (60)%
 (2) Investment securities                                         152         197         (23)        317         382         (17)
 (3) Mortgage loans held for sale                                   54          --          --          54          --          --
 (4) Loans                                                         823         733          12       1,681       1,438          17
 (5) Other                                                           1           1          --           2           2          --
                                                                ------       -----                  ------      ------
 (6)     Total interest income                                   1,031         932          11       2,056       1,827          13
                                                                ------       -----                  ------      ------
     INTEREST EXPENSE
 (7) Deposits                                                      254         210          21         496         406          22
     Federal funds purchased and securities sold
 (8)   under repurchase agreements                                  59          18         228         115          26         342
 (9) Commercial paper and other short-term borrowings                9           2         350          19           3         533
(10) Senior and subordinated debt                                   50          47           6         102          95           7
                                                                ------       -----                  ------      ------
(11)     Total interest expense                                    372         277          34         732         530          38
                                                                ------       -----                  ------      ------
(12) NET INTEREST INCOME                                           659         655           1       1,324       1,297           2
(13) Provision for loan losses                                      --          60        (100)         --         120        (100)
                                                                ------       -----                  ------      ------
     Net interest income after
(14)   provision for loan losses                                   659         595          11       1,324       1,177          12
                                                                ------       -----                  ------      ------
     NONINTEREST INCOME
(15) Service charges on deposit accounts                           119         119          --         236         236          --
(16) Fees and commissions                                          103          92          12         204         177          15
(17) Trust and investment services income                           57          50          14         112         100          12
(18) Investment securities gains (losses)                           --           3        (100)        (15)          7          --
(19) Other                                                          31          35         (11)         14          79         (82)
                                                                ------       -----                  ------      ------
(20)     Total noninterest income                                  310         299           4         551         599          (8)
                                                                ------       -----                  ------      ------
     NONINTEREST EXPENSE
(21) Salaries                                                      177         165           7         349         328           6
(22) Incentive compensation                                         33          34          (3)         60          62          (3)
(23) Employee benefits                                              48          49          (2)        101         103          (2)
(24) Net occupancy                                                  53          53          --         106         108          (2)
(25) Equipment                                                      45          41          10          92          80          15
(26) Federal deposit insurance                                      24          25          (4)         47          51          (8)
(27) Other                                                         180         159          13         341         317           8
                                                                ------       -----                  ------      ------
(28)     Total noninterest expense                                 560         526           6       1,096       1,049           4
                                                                ------       -----                  ------      ------
     INCOME BEFORE INCOME TAX
(29)   EXPENSE                                                     409         368          11         779         727           7
(30) Income tax expense                                            177         162           9         314         319          (2)
                                                                ======       =====                  ======      ======

(31) NET INCOME                                                 $  232       $ 206          13%     $  465      $  408          14%
                                                                ======       =====        ====      ======      ======        ====
     NET INCOME APPLICABLE TO
(32)   COMMON STOCK                                             $  222       $ 195          14%     $  444      $  385          15%
                                                                ======       =====        ====      ======      ======        ====

     PER COMMON SHARE
(33) Net income                                                 $ 4.51       $3.57          26%     $ 8.92      $ 6.98          28%
                                                                ======       =====        ====      ======      ======        ====

(34) Dividends declared                                         $ 1.15       $1.00          15%     $ 2.30      $ 2.00          15%
                                                                ======       =====        ====      ======      ======        ====

(35) Average common shares outstanding                            49.1        54.8         (10)%      49.8        55.2         (10)%
                                                                ======       =====        ====      ======      ======        ====
     =============================================================================================================================

     Wells Fargo & Company and Subsidiaries
     CONSOLIDATED BALANCE SHEET

     =================================================================================================================
                                                                                                              % Change
                                                                                                    June 30, 1995 from
                                                                                                   -------------------
                                                               JUNE 30,    Dec. 31,    June 30,    Dec. 31,    June 30,
     (in millions)                                                1995        1994        1994        1994        1994
     -----------------------------------------------------------------------------------------------------------------
     ASSETS
 (1) Cash and due from banks                                   $ 2,848     $ 2,974     $ 2,653          (4)%         7%
     Federal funds sold and securities
 (2) purchased under resale agreements                             375         260          55          44         582
     Investment securities:
       At cost (estimated fair value $7,602, $8,185
 (3)     and $9,996)                                             7,662       8,619      10,261         (11)        (25)
 (4)   At fair value                                             2,473       2,989       3,067         (17)        (19)
                                                               -------     -------     -------
 (5)     Total investment securities                            10,135      11,608      13,328         (13)        (24)
 (6) Mortgage loans held for sale                                1,336          --          --          --          --

 (7) Loans                                                      33,896      36,347      34,172          (7)         (1)
 (8) Allowance for loan losses                                   1,947       2,082       2,120          (6)         (8)
                                                               -------     -------     -------
 (9)     Net loans                                              31,949      34,265      32,052          (7)         --
                                                               -------     -------     -------

(10) Due from customers on acceptances                              71          77          69          (8)          3
(11) Accrued interest receivable                                   300         328         316          (9)         (5)
(12) Premises and equipment, net                                   863         886         886          (3)         (3)
(13) Goodwill                                                      399         416         459          (4)        (13)
(14) Other assets                                                2,655       2,560       2,469           4           8
                                                               -------     -------     -------

(15)     Total assets                                          $50,931     $53,374     $52,287          (5)%        (3)%
                                                               =======     =======     =======        ====        ====

     LIABILITIES
(16) Noninterest-bearing deposits                              $ 9,600     $10,145     $ 9,475          (5)%         1%
(17) Interest-bearing deposits                                  29,184      32,187      31,730          (9)         (8)
                                                               -------     -------     -------
(18)     Total deposits                                         38,784      42,332      41,205          (8)         (6)
     Federal funds purchased and securities
(19)   sold under repurchase agreements                          3,693       3,022       2,331          22          58
(20) Commercial paper and other short-term borrowings              532         189         195         181         173
(21) Acceptances outstanding                                        71          77          69          (8)          3
(22) Accrued interest payable                                       89          60          68          48          31
(23) Other liabilities                                             933         930         848          --          10
(24) Senior debt                                                 1,485       1,393       1,990           7         (25)
(25) Subordinated debt                                           1,482       1,460       1,455           2           2
                                                               -------     -------     -------

(26)     Total liabilities                                      47,069      49,463      48,161          (5)         (2)
                                                               =======     =======     =======

     STOCKHOLDERS' EQUITY
(27) Preferred stock                                               489         489         489          --          --
     Common stock - $5 par value,
       authorized 150,000,000 shares;
       issued and outstanding 48,473,804 shares,
(28)   51,251,648 shares and 54,255,187 shares                     242         256         271          (5)        (11)
(29) Additional paid-in capital                                    407         871         330         (53)         23
(30) Retained earnings                                           2,737       2,409       3,103          14         (12)
(31) Cumulative foreign currency translation adjustments            (4)         (4)         (4)         --          --
(32) Investment securities valuation allowance                      (9)       (110)        (63)        (92)        (86)
                                                               -------     -------     -------

(33)     Total stockholders' equity                              3,862       3,911       4,126          (1)         (6)
                                                               -------     -------     -------

(34)     Total liabilities and stockholders' equity            $50,931     $53,374     $52,287          (5)%        (3)%
                                                               =======     =======     =======        ====        ====
======================================================================================================================

Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY

========================================================================================================
                                                                                Six months ended June 30,
                                                                                ------------------------
(in millions)                                                                      1995             1994
- --------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                                     $3,911           $4,315
Net income                                                                          465              408
Common stock issued under employee benefit and
  dividend reinvestment plans                                                        60               13
Preferred stock redeemed                                                             --             (150)
Common stock repurchased                                                           (538)            (242)
Preferred stock dividends                                                           (21)             (23)
Common stock dividends                                                             (116)            (111)
Change in investment securities valuation allowance                                 101              (84)
                                                                                 ------           ------
BALANCE, END OF PERIOD                                                           $3,862           $4,126
                                                                                 ======           ======
========================================================================================================


LOANS
========================================================================================================
                                                               JUNE 30,     December 31,         June 30,
(in millions)                                                     1995             1994             1994
- --------------------------------------------------------------------------------------------------------
Commercial (1)                                                 $ 8,872          $ 8,162          $ 7,184
Real estate 1-4 family first mortgage (2)                        5,051            9,050            8,681
Other real estate mortgage                                       7,973            8,079            7,965
Real estate construction                                         1,110            1,013              985
Consumer:
  Real estate 1-4 family junior lien mortgage                    3,373            3,332            3,355
  Credit card                                                    3,628            3,125            2,706
  Other revolving credit and monthly payment                     2,409            2,229            1,998
                                                               -------          -------          -------
    Total consumer                                               9,410            8,686            8,059
Lease financing                                                  1,451            1,330            1,267
Foreign                                                             29               27               31
                                                               -------          -------          -------

    Total loans                                                $33,896          $36,347          $34,172
                                                               =======          =======          =======
========================================================================================================

(1)  Includes loans to real estate developers of $467 million, $525 million and $415 million at June 30,
     1995, December 31, 1994 and June 30, 1994, respectively.
(2)  Excludes mortgage loans held for sale at June 30, 1995 of $1,336 million.


Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES

==================================================================================================================================
                                                                                       Quarter ended              Six months ended
                                                               -------------------------------------        ----------------------
                                                               JUNE 30,      March 31,       June 30,       JUNE 30,       June 30,
(in millions)                                                     1995           1995           1994           1995           1994
- ----------------------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                    $2,017         $2,082         $2,121         $2,082         $2,122

Provision for loan losses                                           --             --             60             --            120

Loan charge-offs:
   Commercial (1)                                                  (10)            (7)            (5)           (17)           (30)
   Real estate 1-4 family first mortgage                            (3)            (3)            (6)            (6)           (11)
   Other real estate mortgage                                      (12)           (22)           (22)           (34)           (35)
   Real estate construction                                         (1)            (2)            (1)            (4)            (5)
   Consumer:
     Real estate 1-4 family junior lien mortgage                    (4)            (3)            (7)            (7)           (15)
     Credit card                                                   (46)           (38)           (35)           (83)           (75)
     Other revolving credit and monthly payment                    (13)           (10)           (10)           (23)           (18)
                                                                ------         ------         ------         ------         ------
       Total consumer                                              (63)           (51)           (52)          (113)          (108)
   Lease financing                                                  (3)            (4)            (4)            (7)            (8)
                                                                ------         ------         ------         ------         ------
          Total loan charge-offs                                   (92)           (89)           (90)          (181)          (197)
                                                                ------         ------         ------         ------         ------

Loan recoveries:
   Commercial (2)                                                    6              9             12             14             20
   Real estate 1-4 family first mortgage                             1              1              1              2              4
   Other real estate mortgage                                        7              6              2             13             12
   Real estate construction                                         --             --              2              1              7
   Consumer:
     Real estate 1-4 family junior lien mortgage                     1              1              1              2              2
     Credit card                                                     3              3              7              6             12
     Other revolving credit and monthly payment                      3              2              2              5              5
                                                                ------         ------         ------         ------         ------
       Total consumer                                                7              6             10             13             19
   Lease financing                                                   1              2              2              3             13
                                                                ------         ------         ------         ------         ------
          Total loan recoveries                                     22             24             29             46             75
                                                                ------         ------         ------         ------         ------
             Total net loan charge-offs                            (70)           (65)           (61)          (135)          (122)
                                                                ------         ------         ------         ------         ------

BALANCE, END OF PERIOD                                          $1,947         $2,017         $2,120         $1,947         $2,120
                                                                ======         ======         ======         ======         ======

Total net loan charge-offs as a percentage
   of average loans (annualized)                                   .84%           .72%           .73%           .78%           .74%
                                                                ======         ======         ======         ======         ======

Allowance as a percentage of total loans (3)                      5.74%          6.16%          6.20%          5.74%          6.20%
                                                                ======         ======         ======         ======         ======
==================================================================================================================================

(1)  There were no charge-offs of loans to real estate developers in the quarters ended June 30, 1995, March 31, 1995 and June 30,
     1994, respectively, and none and $10 million in the six months ended June 30, 1995 and 1994, respectively.
(2)  Includes recoveries from loans to real estate developers of $1 million, none and none for the quarters ended June 30, 1995,
     March 31, 1995 and June 30, 1994, respectively, and $1 million and none in the six months ended June 30, 1995 and 1994, respectively.
(3)  Total loans exclude mortgage loans held for sale at June 30, 1995 and March 31, 1995.


Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS

===========================================================================================================================
                                                               JUNE 30,    March 31,     Dec. 31,    Sept. 30,     June 30,
(in millions)                                                     1995         1995         1994         1994         1994
- --------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans:
  Commercial (1)                                                  $121         $ 79         $ 88         $109       $  121
  Real estate 1-4 family first mortgage                             64           71           81           76           88
  Other real estate mortgage                                       373          324          328          334          410
  Real estate construction                                          58           77           58          101           72
  Consumer:
    Real estate 1-4 family junior lien mortgage                     12           12           11           14           19
    Other revolving credit and monthly payment                       3            3            1            3            2
                                                                  ----         ----         ----         ----       ------
      Total nonaccrual loans                                       631          566          567          637          712
Restructured loans                                                  13           15           15            4            5
                                                                  ----         ----         ----         ----       ------
Nonaccrual and restructured loans                                  644          581          582          641          717
As a percentage of total loans (2)                                 1.9%         1.8%         1.6%         1.8%         2.1%

Foreclosed assets                                                  224          273          272          306          344
Real estate investments (3)                                         14           17           17           12           11
                                                                  ----         ----         ----         ----       ------
Total nonaccrual and restructured loans
  and other assets                                                $882         $871         $871         $959       $1,072
                                                                  ====         ====         ====         ====       ======
==========================================================================================================================

(1)  Includes loans to real estate developers of $27 million, $28 million, $30 million, $38 million and $41 million at
     June 30, 1995, March 31, 1995, December 31, 1994, September 30, 1994 and June 30, 1994, respectively.
(2)  Total loans exclude mortgage loans held for sale at June 30, 1995 and March 31, 1995.
(3)  Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans.  Real estate investments totaled $75 million, $64 million,
     $54 million, $26 million and $28 million at June 30, 1995, March 31, 1995, December 31, 1994, September 30, 1994 and
     June 30, 1994, respectively.



QUARTERLY TREND OF CHANGES IN NONACCRUAL LOANS (1)

==========================================================================================================================
                                                               JUNE 30,    March 31,     Dec. 31,    Sept. 30,     June 30,
(in millions)                                                     1995         1995         1994         1994         1994
- --------------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF QUARTER                                     $566         $567         $637         $712       $  895
New loans placed on nonaccrual                                     173          127           71           93          124
Loans purchased                                                      1           13           25           --            9
Charge-offs                                                        (18)         (28)         (25)         (38)         (27)
Payments                                                           (49)         (55)         (61)         (71)         (91)
Transfers to foreclosed assets                                     (19)         (36)         (18)         (14)         (27)
Loans returned to accrual                                          (23)         (24)         (62)         (45)        (172)
Other additions                                                     --            2           --           --            1
                                                                  ----         ----         ----         ----       ------

BALANCE, END OF QUARTER                                           $631         $566         $567         $637       $  712
                                                                  ====         ====         ====         ====       ======
==========================================================================================================================

(1)  The June 30, 1995 amounts are preliminary.


Wells Fargo & Company and Subsidiaries
NONACCRUAL LOANS BY PERFORMANCE CATEGORY (1)

====================================================================================================
                                                                         Cumulative
                                                                               cash
                                             Book                          interest      Contractual
                                        principal       Cumulative       applied to        principal
(in millions)                             balance    charge-offs(6)     principal(6)         balance
- ----------------------------------------------------------------------------------------------------

                                                                                       JUNE 30, 1995
                                             -------------------------------------------------------
Contractually past due (2):

  Payments not made (3):
    90 days or more past due                 $117             $  3             $ --             $120
    Less than 90 days past due                  1               --               --                1
                                             ----             ----             ----             ----
                                              118                3               --              121
                                             ----             ----             ----             ----

  Payments made (4):
    90 days or more past due                  215               62               33              310
    Less than 90 days past due                 83               58               22              163
                                             ----             ----             ----             ----
                                              298              120               55              473
                                             ----             ----             ----             ----
      Total past due                          416              123               55              594

Contractually current (5)                     215               67               51              333
                                             ----             ----             ----             ----

Total nonaccrual loans                       $631             $190             $106             $927
                                             ====             ====             ====             ====
====================================================================================================

                                                                                      March 31, 1995
                                             -------------------------------------------------------
Contractually past due (2):

  Payments not made (3):
    90 days or more past due                 $152             $  3             $ --             $155
    Less than 90 days past due                 15               --               --               15
                                             ----             ----             ----             ----
                                              167                3               --              170
                                             ----             ----             ----             ----

  Payments made (4):
    90 days or more past due                  152               53               27              232
    Less than 90 days past due                 80               12               13              105
                                             ----             ----             ----             ----
                                              232               65               40              337
                                             ----             ----             ----             ----
      Total past due                          399               68               40              507

Contractually current (5)                     167              100               52              319
                                             ----             ----             ----             ----

Total nonaccrual loans                       $566             $168             $ 92             $826
                                             ====             ====             ====             ====
====================================================================================================

(1)  There can be no assurance that individual borrowers will continue to perform at the level indicated or that the performance characteristics will not change significantly.  The June 30,
     1995 amounts are preliminary.
(2)  Contractually past due is defined as a borrower whose loan principal or interest payment is
     30 days or more past due.
(3)  Borrower has made no payments since being placed on nonaccrual.
(4)  Borrower has made some payments since being placed on nonaccrual.  Approximately $259 million and $194 million of these loans had some payments made on them during the second and first quarters of 1995, respectively.
(5)  Contractually current is defined as a loan for which principal and interest are being paid in accordance with the terms of the loan or is less than 30 days past due.  All of the contractually current loans were placed on nonaccrual due to uncertainty of receiving full timely collection of interest or principal.
(6)  Cumulative amounts recorded since inception of the loan.


Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME

================================================================================================================================
                                                                      Quarter                             Six months
                                                                ended June 30,                         ended June 30,
                                                            -----------------            %         -----------------           %
(in millions)                                               1995         1994       Change         1995         1994      Change
- --------------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                         $119         $119           -- %       $236         $236          -- %
Fees and commissions:
 Credit card membership and other credit card fees            23           15           53           42           31          35
 Debit and credit card merchant fees                          17           13           31           30           25          20
 Mortgage loan servicing fees                                 15            5          200           25            8         213
 Shared ATM network fees                                      13           11           18           24           20          20
 Charges and fees on loans                                    12           11            9           23           21          10
 Mutual fund and annuity sales fees                            8           12          (33)          18           21         (14)
 All other                                                    15           25          (40)          42           51         (18)
                                                            ----         ----                      ----         ----
    Total fees and commissions                               103           92           12          204          177          15
Trust and investment services income:
 Asset management and custody fees                            32           32           --           63           63          --
 Mutual fund management fees                                  17           11           55           31           22          41
 All other                                                     8            7           14           18           15          20
                                                            ----         ----                      ----         ----
    Total trust and investment services income                57           50           14          112          100          12
Investment securities gains (losses)                          --            3         (100)         (15)           7          --
Income from equity investments accounted for by the:
  Cost method                                                 13            9           44           32           17          88
  Equity method                                               12            7           71           20           16          25
Check printing charges                                         9           10          (10)          20           20          --
Gains (losses) from dispositions of operations                (9)          --           --           (9)          10          --
Gains (losses) on sales of loans                               1            1           --          (66)           2          --
All other                                                      5            8          (38)          17           14          21
                                                            ----         ----                      ----         ----

      Total                                                 $310         $299            4%        $551         $599          (8)%
                                                            ====         ====         ====         ====         ====        ====
================================================================================================================================

NONINTEREST EXPENSE

================================================================================================================================
                                                                      Quarter                             Six months
                                                                ended June 30,                         ended June 30,
                                                            -----------------            %         -----------------           %
(in millions)                                               1995         1994       Change         1995         1994      Change
- --------------------------------------------------------------------------------------------------------------------------------
Salaries                                                    $177         $165            7%        $349         $328           6%
Incentive compensation                                        33           34           (3)          60           62          (3)
Employee benefits                                             48           49           (2)         101          103          (2)
Net occupancy                                                 53           53           --          106          108          (2)
Equipment                                                     45           41           10           92           80          15
Contract services                                             38           25           52           64           44          45
Federal deposit insurance                                     24           25           (4)          47           51          (8)
Advertising and promotion                                     17           18           (6)          31           33          (6)
Certain identifiable intangibles                              14           16          (13)          28           32         (13)
Telecommunications                                            15           12           25           28           23          22
Operating losses                                              11           11           --           27           25           8
Postage                                                       14           11           27           26           22          18
Outside professional services                                 11           10           10           20           19           5
Stationery and supplies                                        9            8           13           18           15          20
Goodwill                                                       9            9           --           17           18          (6)
Travel and entertainment                                      10            8           25           17           15          13
Check printing                                                 6            7          (14)          12           15         (20)
Security                                                       5            5           --           10           10          --
Escrow and collection agency fees                              4            5          (20)           8           10         (20)
Outside data processing                                        3            2           50            5            5          --
Foreclosed assets                                              2           --           --           (2)           6          --
All other                                                     12           12           --           32           25          28
                                                            ----         ----                      ----         ----

   Total                                                    $560         $526           6%       $1,096       $1,049           4%
                                                            ====         ====         ====       ======       ======        ====
================================================================================================================================

     Wells Fargo & Company and Subsidiaries
     AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)

     =============================================================================================================================
                                                                                                             Quarter ended June 30,
                                                               -------------------------------------------------------------------
                                                                                          1995                                1994
                                                               -------------------------------     -------------------------------
                                                                                      INTEREST                            Interest
                                                               AVERAGE      YIELDS/     INCOME/    Average      Yields/     income/
     (in millions)                                             BALANCE       RATES     EXPENSE     balance       rates     expense
     -----------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Federal funds sold and securities purchased
 (1)   under resale agreements                                 $    66        6.18%      $   1     $    60        4.03%       $  1
     Investment securities:
       At cost:
 (2)     U.S. Treasury securities                                1,469        4.85          18       2,734        4.84          33
         Securities of U.S. government agencies
 (3)       and corporations                                      4,996        6.04          75       6,155        6.02          93
 (4)     Private collateralized mortgage obligations             1,249        5.85          18       1,337        6.14          21
 (5)     Other securities                                          156        6.85           3         136        5.73           2
                                                               -------                   -----     -------                    ----
 (6)       Total investment securities at cost                   7,870        5.80         114      10,362        5.72         149
       At fair value (2):
 (7)     U.S. Treasury securities                                  426        6.70           7          97        6.84           2
         Securities of U.S. government agencies
 (8)       and corporations                                        998        5.38          14       1,594        5.79          24
 (9)     Private collateralized mortgage obligations               956        6.41          16       1,230        6.91          22
(10)     Other securities                                           62       14.42           1          72       13.77           1
                                                               -------                   -----     -------                    ----
(11)       Total investment securities at fair value             2,442        6.16          38       2,993        6.40          49
                                                               -------                   -----     -------                    ----
(12)         Total investment securities                        10,312        5.89         152      13,355        5.87         198
(13) Mortgage loans held for sale (2)                            2,884        7.33          54          --          --          --

     Loans:
(14)   Commercial                                                8,436       10.01         211       6,854        9.26         157
(15)   Real estate 1-4 family first mortgage                     5,063        7.42          94       8,463        6.76         143
(16)   Other real estate mortgage                                8,058        9.49         190       8,089        8.52         172
(17)   Real estate construction                                  1,070       10.20          27         910        8.92          20
       Consumer:
(18)     Real estate 1-4 family junior lien mortgage             3,356        8.55          72       3,385        7.59          64
(19)     Credit card                                             3,433       15.62         134       2,614       15.27         100
(20)     Other revolving credit and monthly payment              2,353       10.56          62       2,016        9.27          47
                                                               -------                   -----     -------                    ----
(21)       Total consumer                                        9,142       11.73         268       8,015       10.52         211
(22)   Lease financing                                           1,405        9.22          32       1,261        9.21          29
(23)   Foreign                                                      28        7.98           1          38        4.72           1
                                                               -------                   -----     -------                    ----
(24)         Total loans                                        33,202        9.93         823      33,630        8.74         733
(25) Other                                                          61        5.30           1          52        6.00           1
                                                               -------                   -----     -------                    ----
(26)            Total earning assets                           $46,525        8.86       1,031     $47,097        7.91         933
                                                               =======                   -----     =======                    ----

     FUNDING SOURCES
     Interest-bearing liabilities:
       Deposits:
(27)     Interest-bearing checking                             $ 4,210        1.00          11     $ 4,679         .98          11
(28)     Savings deposits                                        2,197        1.99          11       2,600        1.99          13
(29)     Market rate savings                                    12,973        2.63          85      16,974        2.34          99
(30)     Savings certificates                                    7,948        5.27         104       7,022        4.18          73
(31)     Certificates of deposit                                   399        7.13           7         202        7.58           4
(32)     Other time deposits                                        43        8.02           1         108        6.70           2
(33)     Deposits in foreign offices                             2,309        6.06          35         780        4.06           8
                                                               -------                   -----     -------                    ----
(34)         Total interest-bearing deposits                    30,079        3.38         254      32,365        2.60         210
       Federal funds purchased and securities sold
(35)     under repurchase agreements                             3,924        6.02          59       1,876        3.86          18
(36)   Commercial paper and other short-term borrowings            621        5.95           9         176        3.78           2
(37)   Senior debt                                               1,511        6.85          26       2,034        5.05          26
(38)   Subordinated debt                                         1,484        6.54          24       1,449        5.87          21
                                                               -------                   -----     -------                    ----
(39)         Total interest-bearing liabilities                 37,619        3.96         372      37,900        2.93         277
(40) Portion of noninterest-bearing funding sources              8,906          --          --       9,197          --          --
                                                               -------                   -----     -------                    ----
(41)            Total funding sources                          $46,525        3.20         372     $47,097        2.35         277
                                                               =======                   -----     =======                    ====
     NET INTEREST MARGIN AND NET INTEREST INCOME ON
(42)   A TAXABLE-EQUIVALENT BASIS (3)                                         5.66%      $ 659                    5.56%       $656
                                                                              ====       =====                    ====        ====
     NONINTEREST-EARNING ASSETS
(43) Cash and due from banks                                   $ 2,602                             $ 2,613
(44) Other                                                       2,364                               2,303
                                                               -------                             -------
                Total noninterest-earning assets               $ 4,966                             $ 4,916
                                                               =======                             =======

     NONINTEREST-BEARING FUNDING SOURCES
(45) Deposits                                                  $ 8,898                             $ 8,957
(46) Other liabilities                                           1,157                               1,049
(47) Preferred stockholders' equity                                489                                 489
(48) Common stockholders' equity                                 3,328                               3,618
     Noninterest-bearing funding sources used to
(49)   fund earning assets                                      (8,906)                             (9,197)
                                                               -------                             -------
(50)            Net noninterest-bearing funding sources        $ 4,966                             $ 4,916
                                                               =======                             =======

(51) TOTAL ASSETS                                              $51,491                             $52,013
                                                               =======                             =======
     =============================================================================================================================

     (1)  The average prime rate of Wells Fargo Bank was 9.00% and 6.90% for the quarters ended June 30, 1995 and 1994, respectively.  The average three-month London Interbank Offered Rate (LIBOR) was 6.12% and 4.46% for the same quarters, respectively.
     (2)  Yields are based on amortized cost balances. The balances for investment securities at fair value totaled
          $2,492 million and $3,079 million for the quarters ended June 30, 1995 and 1994, respectively. The balance for mortgage loans held for sale totaled $2,925 million for the quarter ended June 30, 1995.
     (3)  Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes.  The federal statutory tax rate was 35% for the quarters ended
          June 30, 1995 and 1994.


     Wells Fargo & Company and Subsidiaries
     AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)

     =============================================================================================================================
                                                                                                          Six months ended June 30,
                                                               -------------------------------------------------------------------
                                                                                          1995                              1994
                                                               -------------------------------     -------------------------------
                                                                                      INTEREST                            Interest
                                                               AVERAGE      YIELDS/     INCOME/    Average      Yields/     income/
     (in millions)                                             BALANCE       RATES     EXPENSE     balance       rates     expense
     -----------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Federal funds sold and securities purchased
 (1)   under resale agreements                                 $    57        5.93%     $    2     $   316        3.24%     $    5
     Investment securities:
       At cost:
 (2)     U.S. Treasury securities                                1,557        4.84          38       2,655        4.86          64
         Securities of U.S. government agencies
 (3)       and corporations                                      5,114        6.03         154       6,159        6.08         187
 (4)     Private collateralized mortgage obligations             1,267        5.89          37       1,144        5.76          33
 (5)     Other securities                                          160        6.76           5         136        5.71           4
                                                               -------                  ------     -------                  ------
 (6)       Total investment securities at cost                   8,098        5.79         234      10,094        5.71         288
       At fair value (2):
 (7)     U.S. Treasury securities                                  406        6.70          14          49        6.84           2
         Securities of U.S. government agencies
 (8)       and corporations                                      1,104        5.59          32       1,637        5.91          49
 (9)     Private collateralized mortgage obligations             1,022        6.38          34       1,259        6.18          40
(10)     Other securities                                           64       14.49           3          78       13.94           3
                                                               -------                  ------     -------                  ------
(11)       Total investment securities at fair value             2,596        6.21          83       3,023        6.15          94
                                                               -------                  ------     -------                  ------
(12)         Total investment securities                        10,694        5.90         317      13,117        5.82         382
(13) Mortgage loans held for sale (2)                            1,450        7.29          54          --          --          --

     Loans:
(14)   Commercial                                                8,246        9.89         405       6,742        9.09         303
(15)   Real estate 1-4 family first mortgage                     7,042        7.24         255       8,117        6.84         278
(16)   Other real estate mortgage                                8,090        9.54         383       8,124        8.45         341
(17)   Real estate construction                                  1,045       10.18          53         984        8.60          42
       Consumer:
(18)     Real estate 1-4 family junior lien mortgage             3,339        8.60         143       3,439        7.43         128
(19)     Credit card                                             3,280       15.69         257       2,577       15.31         197
(20)     Other revolving credit and monthly payment              2,311       10.49         121       1,978        9.27          91
                                                               -------                  ------     -------                  ------
(21)       Total consumer                                        8,930       11.70         521       7,994       10.43         416
(22)   Lease financing                                           1,378        9.19          63       1,245        9.29          58
(23)   Foreign                                                      28        7.46           1          36        4.54           1
                                                               -------                  ------     -------                  ------
(24)         Total loans                                        34,759        9.72       1,681      33,242        8.69       1,439
(25) Other                                                          60        5.44           2          52        6.00           2
                                                               -------                  ------     -------                  ------
(26)            Total earning assets                           $47,020        8.76       2,056     $46,727        7.84       1,828
                                                               =======                  ------     =======                  ------

     FUNDING SOURCES
     Interest-bearing liabilities:
       Deposits:
(27)     Interest-bearing checking                             $ 4,287        1.00          21     $ 4,695         .98          23
(28)     Savings deposits                                        2,268        1.99          22       2,583        1.99          26
(29)     Market rate savings                                    13,375        2.65         175      17,065        2.28         193
(30)     Savings certificates                                    7,649        5.09         193       7,032        4.16         145
(31)     Certificates of deposit                                   347        7.22          13         205        7.67           8
(32)     Other time deposits                                        53          --          (2)        106        6.63           3
(33)     Deposits in foreign offices                             2,486        5.96          74         420        4.01           8
                                                               -------                  ------     -------                  ------
(34)         Total interest-bearing deposits                    30,465        3.28         496      32,106        2.55         406
       Federal funds purchased and securities sold
(35)     under repurchase agreements                             3,905        5.92         115       1,478        3.57          26
(36)   Commercial paper and other short-term borrowings            654        5.92          19         163        3.42           3
(37)   Senior debt                                               1,575        6.89          54       2,118        4.77          50
(38)   Subordinated debt                                         1,477        6.57          48       1,563        5.72          45
                                                               -------                  ------     -------                  ------
(39)         Total interest-bearing liabilities                 38,076        3.87         732      37,428        2.85         530
(40) Portion of noninterest-bearing funding sources              8,944          --          --       9,299          --          --
                                                               -------                  ------     -------                  ------
(41)            Total funding sources                          $47,020        3.13         732     $46,727        2.28         530
                                                               =======                  ------     =======                  ------
     NET INTEREST MARGIN AND NET INTEREST INCOME ON
(42)   A TAXABLE-EQUIVALENT BASIS (3)                                         5.63%     $1,324                    5.56%     $1,298
                                                                              ====      ======                    ====      ======
     NONINTEREST-EARNING ASSETS
(43) Cash and due from banks                                   $ 2,595                             $ 2,585
(44) Other                                                       2,323                               2,307
                                                               -------                             -------
                Total noninterest-earning assets               $ 4,918                             $ 4,892
                                                               =======                             =======
     NONINTEREST-BEARING FUNDING SOURCES
(45) Deposits                                                  $ 8,883                             $ 8,934
(46) Other liabilities                                           1,149                               1,067
(47) Preferred stockholders' equity                                489                                 554
(48) Common stockholders' equity                                 3,341                               3,636
     Noninterest-bearing funding sources used to
(49)   fund earning assets                                      (8,944)                             (9,299)
                                                               -------                             -------
(50)            Net noninterest-bearing funding sources        $ 4,918                             $ 4,892
                                                               =======                             =======

(51) TOTAL ASSETS                                              $51,938                             $51,619
                                                               =======                             =======
     =============================================================================================================================

     (1)  The average prime rate of Wells Fargo Bank was 8.91% and 6.46% for the six months ended June 30, 1995 and 1994, respectively.  The average three-month London Interbank Offered Rate (LIBOR) was 6.21% and 4.02% for the same periods, respectively.
     (2)  Yields are based on amortized cost balances. The balances for investment securities at fair value totaled
          $2,685 million and $3,059 million for the six months ended June 30, 1995 and 1994, respectively. The balance for mortgage loans held for sale totaled $1,470 million for the six months ended June 30, 1995.
     (3)  Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes.  The federal statutory tax rate was 35% for the quarters ended
          June 30, 1995 and 1994.
